EXHIBIT 32.2

              CERTIFICATION PURSUANT TO 18 U. S. C. SECTION 1350 AS
                       ADOPTED PURSUANT TO SECTION 906 OF

                         THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10- Q of Environmental Solutions Worldwide, Inc. (the "Company") for the quarterly period March 31st , 2011 (the "Report"), Praveen Nair, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1). To my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                         DATE: MAY 16TH, 2011

                                                         /S/ PRAVEEN NAIR
                                                         -----------------------
                                                         PRAVEEN NAIR
                                                         CHIEF FINANCIAL OFFICER

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Environmental Solutions Worldwide, Inc. and will be retained by Environmental Solutions Worldwide, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.